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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    November 3, 20000
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                                Cable Link, Inc.
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               (Exact name of registrant as specified in charter)


        Ohio                            0-23111                 31-1239657
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(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)        Identification Number)

280 Cozzins Street, Columbus, Ohio           43215
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:     (614) 221-3131
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          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER ITEMS.

On October 30, 2000 the registrant's Board of Directors approved a proposal authorizing the registrant to do business under the assumed name "A Novo Broadband, Inc." This reflects the registrant's associations with A Novo S.A., which acquired control of the registrant in previously reported transactions on August 7, 2000. The Board also approved a proposal to change the registrant's name to "A Novo Broadband, Inc.", that is to be submitted to the shareholders for approval at the next annual meeting of shareholders.

ITEM 8.  CHANGE IN FISCAL YEAR.

On October 30, 2000, the registrant's Board of Directors approved a change of the registrant's fiscal year end from December 31 to September 30, effective September 30, 2000. A transition report on Form 10-K, covering the transition period from January 1, 2000 through September 30, 2000, will be filed with the Securities and Exchange Commission by December 29, 2000. The change was made to conform the registrant's fiscal year to the fiscal year of A Novo S.A., which acquired control of the registrant in previously reported transactions on August 7, 2000 and is required to include the registrant's financial results in its own financial statements.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CABLE LINK, INC.


                                           By: /s/ Louis Brunel
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                                              Name: Louis Brunel
                                              Title: President and Chief
                                                 Executive Officer

Dated: November 3, 2000